UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 16, 2004

CYGNUS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-18962	94-2978092

(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

400 Penobscot Drive, Redwood City, California	94063-4719

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 369-4300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

Item 1.01. Entry into a Material Definitive Agreement.

     On December 17, 2004, Cygnus, Inc. issued a press release announcing that it had entered into an Asset Purchase Agreement for the sale of substantially all of Cygnus’ intellectual property rights, fixed assets, supplier, manufacturing and license agreements, inventory and tangible personal property, to Animas Corporation for $10.0 million in cash. Assets excluded from the sale include Cygnus’ cash and cash equivalents, accounts receivable and its arbitration claim against Ortho-McNeil Pharmaceutical, Inc., a Johnson & Johnson company.

     The Asset Purchase Agreement was unanimously approved by the Cygnus Board of Directors. Subject to the approval of its stockholders, Cygnus intends to wind up its business in accordance with applicable law following the closing of the asset sale, and at an appropriate time thereafter effect a complete liquidation and dissolution. The asset sale and the liquidation proposals are not conditioned upon one another.

     Cygnus currently expects the asset sale to close in the first quarter of 2005, subject to certain conditions, including the approval of the stockholders of Cygnus.

     In a separate transaction, Cygnus signed a lease termination agreement with its Redwood City facility whereby Cygnus paid a termination fee of $500,000, forfeited its security deposit of approximately $77,600 and will leave certain trade fixtures and personal property in the facility when the Company vacates on or before March 31, 2005. The early termination relieves the Company of its contractual obligations of approximately $3.7 million for the remaining lease term through April 30, 2009.

     A copy of the press release and Asset Purchase Agreement are attached hereto as Exhibits 99.1, 99.2 and 99.3, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description
99.1	Press Release by Cygnus, Inc. dated December 16, 2004 referred to in Item 1.01 above.

99.2	Asset Purchase Agreement between Cygnus, Inc., Animas Corporation and Animas Technologies LLC, dated December 16, 2004.

99.3	Lease Termination Agreement between Cygnus, Inc. and Metropolitan Life Insurance Company, dated December 16, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYGNUS, INC.

Dated: December 17, 2004	By:	/s/ Barbara G. McClung

Barbara G. McClung
Senior Vice President
and General Counsel

Exhibit Index

Exhibit Number	Description
99.1	Press Release by Cygnus, Inc. dated December 16, 2004 referred to in Item 1.01 above.

99.2	Asset Purchase Agreement between Cygnus, Inc., Animas Corporation and Animas Technologies LLC, dated December 16, 2004.
99.3	Lease Termination Agreement between Cygnus, Inc. and Metropolitan Life Insurance Company, dated December 16, 2004.